EXHIBIT 10.20

                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

            CERTAIN PORTIONS OF THIS EXHIBIT, MARKED AS "*REDACTED*,"
                 HAVE BEEN OMITTED HEREFROM AND FILED SEPARATELY
                  WITH THE COMMISSION BASED UPON A REQUEST FOR
                             CONFIDENTIAL TREATMENT.


                                 RETAIL LICENSE
                         WARNER BROS. CONSUMER PRODUCTS
                                   #12174-WBLT

      THIS AGREEMENT SUPERSEDES AND REPLACES THAT CERTAIN LICENSE DATED MARCH 22, 1994 (#3775-WBLT) AND ANY AMENDMENTS THERETO BETWEEN WARNER BROS. AND LICENSEE.

      LICENSE AGREEMENT made July 26, 2000, by and between Warner Bros., a Division of Time Warner Entertainment Company, L.P., c/o Warner Bros. Consumer Products, a Division of Time Warner Entertainment Company, L.P., whose address is 4000 Warner Blvd., Burbank, CA 91522 (hereinafter referred to as "LICENSOR") and PLAY-BY-PLAY TOYS & NOVELTIES whose address is 4400 Tejasco, San Antonio,
TX 78218-0267, Attention: Raymond Braun (hereinafter referred to as "LICENSEE").

                                      WITNESSETH:

      The parties hereto mutually agree as follows:

1. DEFINITIONS: As used in this Agreement, the following terms shall have the following respective meanings:

      (A) "CHANNELS OF DISTRIBUTION": Licensee may sell the Licensed Products through the following channel of distribution only: *REDACTED*

          All other channels of distribution which are not specified above in this Paragraph 1(a), are specifically excluded from this Agreement.

      (B) "GUARANTEED CONSIDERATION": The sum of *REDACTED* payable as follows:

          *REDACTED* payable simultaneously with the execution of this Agreement;

          *REDACTED* payable on or before December 15, 2000;

          *REDACTED* payable on or before June 15, 2001;

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

          *REDACTED* payable on or before December 15, 2001; and

          *REDACTED* payable on or before December 15, 2002.

      (C) "LICENSED PRODUCT (S)":

          A)    "EXCLUSIVE LICENSED PRODUCTS":
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            B) "NON-EXCLUSIVE LICENSED PRODUCTS":
                1)   *REDACTED*;
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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

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                The "Exclusive Licensed Products" (set forth in Paragraph 1(c)
                (A) above) and the "Non-Exclusive Licensed Products" (set forth in Paragraph 1 (c) (B) above) shall be collectively referred to herein as the "Licensed Products".

                "Exclusive Products" shall become "Non-Exclusive Products" in the event that Licensee fails to pay the guaranteed Consideration within thirty (30) days of the payment due dates as set forth in Paragraph 1 (b) below, and fails to make royalty payments within thirty (30) days of the due date as described in Paragraph 5 (a) below.

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

                "Exclusive Products" shall become "Non-Exclusive Products" in the event that such "Exclusive Products" are used in an assortment with another item or another Licensed Product.

                Licensee understands that any and all rights to any sound element related to the Licensed Products must be obtained pursuant to a separate agreement subject to Licensor's approval.

        (D) "LICENSED PROPERTY": The fictional cartoon characters *REDACTED* which constitute "LOONEY TUNES", including the names of said characters and all trademarks, copyrights, environmental settings and artwork associated therewith. Licensee specifically understands and agrees that no rights are granted herein with respect to the Warner Bros. "BABY LOONEY TUNES" or "BABY LOONEY TUNES CLASSIC COLLECTION" properties, it being understood that all rights in and to said property are reserved exclusively to Licensor for use and/or licensing as it deems appropriate to third parties of its choice. Licensee further understands and agrees that the rights granted herein are limited only to the cartoon characters set forth above and that any and all rights in, to or associated any theatrical motion picture or direct to video containing the "LOONEY TUNES" cartoon characters, whether live action, animation or both, as well as with any sequels thereto, are specifically excluded herefrom, it being understood that all rights in and to said property are reserved exclusively to Licensor for use/or licensing as it deems appropriate to third parties of its choice. Any and all rights in any music or sound elements associates with the "LOONEY TUNES" characters are specifically excluded herefrom.

         (E)   "MARKETING DATE": July 1, 2000

         (F) "ROYALTY RATE": Licensee shall pay to Licensor the sum equal to *REDACTED*.

         (G) "STYLE GUIDE": Any materials provided by Licensor to Licensee which sets forth the style, format, characterization and any artwork depicting the Licensed Property which has been approved by Licensor in writing.

         (H)   "TERM":  July 1, 2000 through *REDACTED*

         (I) "TERRITORY": United States (fifty states), Puerto Rico and the United States Virgin Islands.

2.       GRANT OF LICENSE:

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

         (A) Subject to the restrictions, limitations, reservations and conditions and Licensor's approval rights set forth in this Agreement, Licensor hereby grants to Licensee and Licensee hereby accepts for the Term of this Agreement, a license to utilize the Licensed Property solely on or in connection with the manufacture, distribution and sale of the Licensed Products as specified above for the ultimate retail sale to the public throughout the Territory *REDACTED*.

         (B) Without limiting any other approval rights of Licensor as contained herein, no television commercials may be utilized under this Agreement without the specific prior written approval of Licensor.

3.       RESERVATION OF RIGHTS; PREMIUMS:

         (A) Licensor reserves all rights not expressly conveyed to Licensee hereunder, and Licensor may grant licenses to others to use the Licensed Property, artwork and textual matter in connection with other uses, services and products without limitation.

         (B) Notwithstanding anything to the contrary stated herein, Licensor, for itself and its affiliates, specifically reserves the right, without limitation throughout the world, to use, or license any third party (s) of its or their choice to use the Licensed Property for the marketing, promotion, manufacture, distribution and sale of products similar or identical to those licensed herein in Paragraph 1 (c) above including without limitation for sale through any catalogue (s) or online website produced or distributed by or on behalf of Licensor or its affiliated companies, or for sale or distribution in any theaters, arenas or restaurants or for sale or distribution in connection with any home video product, including DVD or other formats, or for sale or distribution in any retail stores operated by or on behalf of Licensor, its affiliated companies or franchisees, or for sake or distribution in any theme/amusement parks operated by or on behalf of Licensor or its licensees, Six Flags, Premier Parks, Movie Works, or their affiliated companies. In addition, Licensor reserves the right to allow Six Flags, Premier Parks and Movie World to manufacture (or have manufactured by a third party) products similar or identical to those licensed herein for distribution or sale in theme and/or amusement parks owned or operated by Six Flags, Premier Parks and /or Movie World. Further, Licensor reserves the right to use, or license others to use, and/or manufacture products similar or identical to those licensed herein for use as premiums.

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

         (C) Licensee specifically understands and agrees that no rights are granted herein with respect to the Warner Bros. "shield" logo or trademark, or any other trademark(s), logo(s) or copyrights owned by Licensor other than those specifically set forth above in the Licensed Property, it being understood that all rights in and to said properties are reserved exclusively to Licensor for use and/or licensing as it deems appropriate to third party(s) of its choice.

         (D) Licensee agrees that it will not use, or knowingly permit the use, of, and will exercise due care that its customers likewise will refrain from the use of , the Licensed Products as a premium, except with the prior written consent of Licensor. Subject to Licensor's prior written approval as aforesaid, Licensee shall pay to Licensor a sum equal to *REDACTED* of all premium sales. For purposes of this paragraph, the term "premium" shall be defined as including , but not necessarily limited to, combination sales, free or self-liquidating items offered to the public in conjunction with the sale or promotion of a product or service, including traffic building or continuity visits by the consumer/customer, or any similar scheme or device, the prime intent of which is to use the Licensed Products in such a way as to promote, publicize and or sell the products, services or business image of the user of such item.

4.       CONSIDERATION:

         (A) The Guaranteed Consideration paid by licensee as set forth above shall be applies against such royalties as are, or have become, due to Licensor. No part of such Guaranteed Consideration shall be repayable to Licensee. Royalties earned in excess of the Guaranteed Consideration applicable to the Term hereof shall not offset any Guaranteed Consideration required in respect of the succeeding renewal term (if any); likewise, royalties earned in excess of the Guaranteed Consideration applicable to the renewal term (if any) shall not offset any Guaranteed Consideration applicable to any prior term.

         (B) Royalty Payments: Licensee shall pay to Licensor a sum equal to the Royalty Rate as set forth above of all net sales by Licensee of the Licensed Products covered by this Agreement. The term "net sales" herein shall mean the gross invoice price billed customers, less actual quantity discounts and actual returns, but no deductions shall be made for uncollectible accounts and deductions for actual returns may not exceed 5% of total sales. No costs incurred in the manufacture, sale, distribution, advertisement, or exploitation of the Licensed Products shall be deducted from any royalties payable by Licensee.

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

         (C) Royalties shall be payable concurrently with the periodic statements required in Paragraph 5 hereof, except to the extent offset by Guaranteed Consideration theretofore remitted.

5.    PERIODIC STATEMENTS:

         (A) Within thirty (30) days after the end of the first calendar month after the date of execution of the License Agreement and promptly on the 30th day after the end of each calendar month thereafter, Licensee shall furnish to Licensor complete and accurate statements certified to be accurate by Licensee, or if a corporation, by an officer of Licensee, showing with respect to all Licensed Products distributed and sold by Licensee during the preceding calendar month the (I) number of units; (ii) country in which manufactured, sold and /or to which shipped; (iii) Description (as such term is defined below) of the Licensed Products; (iv) gross sales prices, and (v) itemized deductions from gross sales price, and net sales price together with any returns made during the preceding calendar month. Such statements shall be furnished to Licensor whether or not any of the licensed Products have been sold during calendar months to which such statements refer. Receipt or acceptance by Licensor of any of the statements furnished pursuant to this Agreement or of any sums paid hereunder shall not preclude Licensor from questioning the correctness thereof at any time, and in the event that any inconsistencies or mistakes are discovered in such statements or payments, they shall immediately be rectified and the appropriate payments made by Licensee. Upon demand of Licensor, Licensee shall at its own expense, but not more than once in any twelve
               (12) month period, furnish to Licensor a detailed statement by an independent certified public accountant showing the (I) number of units; (ii) country in which manufactured, sold and/or to which shipped; (iii) Description of the Licensed Products; (iv) gross sales price; and (v) itemized deductions from gross sales price and net sales price of the Licensed Products covered by this Agreement distributed and/or sold by Licensee up to and including the date upon which Licensor has made such demand. For purposes of this Subparagraph, the term "Description" shall mean a detailed description of the Licensed Products including the nature of each of the Licensed Products, any and all names and likenesses, whether live actors or animated characters, from the Licensed Property utilized on the Licensed Products and/or any related packaging and/or wrapping material, and any other components of the Licensed Property utilized on the Licensed Products and/or any related packaging and/or wrapping material. In the event Licensor is responsible for the payment of any additional third party participations based on Licensee not reporting by character name and likeness as provided above,

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

               Licensee shall be responsible for reimbursing Licensor for the full amount of all such third party claims, including without limitation, the participation itself, interest, audit and attorneys' fees. Licensee understands and agrees that it is a material term and condition of this Agreement that Licensee include the Description on all statements. In the event Licensee fails to do so, Licensor shall have the right to terminate this Agreement, in accordance with the provisions of Paragraph 14 herein.

         (B) For the statements and payments required hereunder (Licensee shall reference the contract number(s) on all statements and payments) if the United States Postal Service is used deliver to the following:

               WARNER BROS. COSUMER PRODUCTS
               21477 Network Place
               Chicago,  IL  60673-1214

               For the statements and payments required hereunder (Licensee shall reference the contract number (s) on all statements and payments) if sent by Federal Express or any other Courier Service deliver to the following:

               FIRST CHICAGO NATIONAL BANK
               Attention WBCP lockbox #21477
               525 West Monroe
               8th Floor Mail Room
               Chicago, IL 60661
               Telephone Number 312-732-6277

         (C) Any payments which are made to Licensor hereunder after the due date required therefor, shall bear interest at the then current prime rate, as published in The Wall Street Journal (New York edition), plus six (6%) percent (or the maximum rate permissible by law, if less) from the date such payments are due to the date of payment. Licensor's rights hereunder to interest on late payments shall not preclude Licensor from exercising any of its other rights or remedies pursuant to this Agreement or otherwise with regard to Licensee's failure to make timely remittances.

         (D) Subject completely to the representations, promises and conditions set forth in that Licensor Agreement dated October 5, 1999, by Warner Bros, Consumer Products to Congress Financial Corporation (Southwest) (hereinafter the "Licensor Congress Agreement"), and to the extent permitted by lender as defined therein, Licensee hereby grants to Licensor a lien and security interest in Licensee's inventory,

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

               contract rights and accounts receivable, and all proceeds thereof, with respect to the Licensed Products only. Licensee agrees to execute all documentation as Licensor may require in connection with perfecting such security interests.

6.       BOOKS AND RECORDS:

         (A) Licensee shall keep, maintain and preserve (in Licensee's principal place of business) for at least two (2) years following termination or expiration of the Term of the Agreement or any renewal(s) hereof (if applicable), complete and accurate records of accounts including, without limitation, purchase orders, inventory records, invoices, correspondence, banking and financial and other records pertaining to the various items required to be submitted by Licensee as well as to ensure Licensee's compliance with local laws as required pursuant to Paragraph 13 (k) hereof. Such records and accounts shall be available for inspection and audit at any time or times during or after the Term of this Agreement or any renewal(s) hereof (if applicable) during reasonable business hours and upon reasonable notice by Licensor or its nominees. Licensee agrees not to cause or permit any interference with Licensor or nominees of Licensor in the performance of their duties. During such inspections and audits, Licensor shall have the right to take extracts and/or make copies of Licensee's records as it deems necessary.

         (B) The exercise by Licensor in whole or in part, at any time of the right to audit records and accounts or of any other right herein granted, or the acceptance by Licensor of any statement or statements or the receipt and/or deposit by Licensor, of any payment tendered by or on behalf of Licensee shall be without prejudice to any rights or remedies of Licensor and such acceptance, receipt and/or deposit shall not preclude or prevent Licensor from thereafter disputing the accuracy of any such statement or payment.

         (C) If pursuant to its right hereunder Licensor causes an audit and inspection to be instituted which thereafter discloses a deficiency between the amount found to be due to Licensor and the amount actually received or credited to Licensor, then Licensee shall, upon Licensor's demand, promptly pay the deficiency, together with interest thereon at the then current prime rate from the date such amount became due until the date of payment , and, if the deficiency is more than 3% of all royalties paid by Licensee during the period covered by the audit, then Licensee shall pay the reasonable costs and expenses of such audit and inspection.

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

7.       INDEMNIFICATIONS:

         (A) During the Term, and continuing after the expiration or termination of this Agreement, Licensor shall indemnify Licensee and shall hold it harmless from any loss, liability, damage, cost or expense, arising out of any claims or suits which may be brought or made against Licensee by reason of the breach by Licensor of the warranties or representations as set forth in Paragraph 12 hereof, provided that Licensee shall give prompt written notice, and full cooperation and assistance to Licensor relative to any such claim or suit and provided, further, that Licensor shall have the option to undertake and conduct the defense of any suite so brought. Licensee shall not, however, be entitled to recover for list profits. Licensee shall cooperate fully in all respect with Licensor in the conduct and defense of said suite and/or proceedings related thereto.

         (B) During the Term, and continuing after the expiration or termination of this Agreement, Licensee shall indemnify Licensor, Time Warner Entertainment Company, L.P. ("TWE") and each of its affiliates and shall hold them harmless from any loss, liability, damage, cost or expense arising out of any claims or suits which may be brought or made against Licensor, TWE or any of its affiliates, by reason of: (I) any breach of Licensee's covenants and undertakings hereunder: (ii) any unauthorized use by Licensee of the Licensed Property; (iii) any use of any trademark or copyright (except trademarks or copyrights in the Licensed Property used in accordance with the terms of this Agreement), design, patent, process, method or device; (iv) Licensee's non-compliance with any applicable federal, state or local laws or with any other applicable regulations; and (v) any alleged defects and/or inherent dangers (whether obvious or hidden( in the Licensed Products or the use thereof.

         (C) With regard to Paragraph 7 (b) (iii), (iv) and (v) above, Licensee agrees to obtain, at its own expense, Comprehensive Commercial General Liability Insurance, including product liability coverage providing adequate protection for Licensor and Licensee against any such claims or suits in amounts no less than three million dollars ($3,000,000) per occurrence, combined single limits. Simultaneously with the execution of this Agreement, Licensee undertakes to submit to Licensor a fully paid policy or certificate of insurance naming Licensor, TWE and each of its affiliates as additional insured parties and, requiring that the insurer shall not terminate or materially modify such policy or certificate of insurance without written notice to Licensor at least twenty (20) days in advance thereof. Such insurance

                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

               shall at all times be primary and not contributory with any insurance carried by Licensor, TWE or any of their affiliates. Further the delivery of the policy or certificate, as provided in this Paragraph 7 (c) are material obligations of Licensee.

8.       ARTWORK; COPYRIGHT AND TRADEMARK NOTICES:

         (A) The Licensed Property shall be displayed or used only in such form and in such manner as has been specifically approved in writing by Licensor in advance and Licensee undertakes to assure usage of the trademark(s) and character(s) solely as approved hereunder. Licensee further agrees and acknowledges that any and all Artwork (defined below) created, utilized, approved and/or authorized for use hereunder by Licensor in connection with the Licensed Products or which otherwise features or includes the Licensed Property shall be owned in its entirety exclusively by Licensor. "Artwork" as used herein shall include, without limitation, all pictorial, graphic, visual, audio, audio-visual, digital, literary, animated, artistic, dramatic, sculptural, musical or any other type of creations and applications, whether finished or not, including, but not limited to, animation, drawings, designs, sketches, images, tooling and tooling aids, illustrations, film, video, electronic, digitized or computerized information, software, object code, source code, on-line elements, music, text, dialogue, stories, visuals, effects, scripts, voiceovers, logos, one-sheets, promotional pieces, packaging, display materials, printed materials, photographs, interstitials, notes, shot logs, character profiles and translations, produced by Licensee or for Licensee, pursuant to this Agreement. Licensor reserves for itself or its designees all rights to use any and all Artwork created, utilized and/or approved hereunder without limitation.

         (B) Licensee acknowledges that, as between Licensor and Licensee, the Licensed Property and Artwork and all other depictions expressions and derivations thereof, and all copyrights, trademarks and other proprietary rights therein are owned exclusively by Licensor and Licensee shall have no interest in or claim thereto, except for the limited right to use the same pursuant to this Agreement and subject to its terms and conditions.

               Licensee agrees and acknowledges that any Artwork created by Licensee or for Licensee hereunder is a "work made for hire" for Licensor under the U.S. Copyright Act, and any and all similar provisions of law under other jurisdictions, and that Licensor is the author of such works for all purposes, and that Licensor is the exclusive owner of all the rights comprised in the undivided copyright

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

               and all renewals, extensions and reversions therein, in and to such works in perpetuity and throughout the universe. Licensee hereby waives and releases in favor of Licensor all rights (if any) of "droit moral" rental rights and similar rights in and to the Artwork (the "Intangible Rights") and agrees that licensor shall have the right to revise, condense, abridge, expand, adapt, change, modify, add to, subtract from, re-title, re-draw, re-color, or otherwise modify the Artwork, without the consent of Licensee. Licensee hereby irrevocably grants, transfers and assigns to Licensor all right, title and interest, including copyrights, trademark rights, patent rights and other proprietary rights, it may have in and to the artwork in perpetuity and throughout the universe, and to all proprietary depictions, expressions or derivations of the licensed Property created by or for Licensee. Licensee acknowledges that Licensor shall have the right to terminate this Agreement in the event Licensee asserts any rights (other than those specifically granted pursuant to this Agreement) in or to the Licensed Property or Artwork.

               Licensee hereby warrants that any and all work created by Licensee under this Agreement apart from the materials provided to Licensee by Licensor is and shall by wholly original with or fully cleared by Licensee and shall not copy or otherwise infringe the rights of any third parties, and Licensee hereby indemnifies Licensor and will hold Licensor harmless from any such claim of infringement or otherwise involving Licensee's performance hereunder. At the request of Licensor, Licensee shall execute such form(s) of assignment of copyright or other papers as Licensor may reasonably request in order to confirm and vest in Licensor the rights in the properties as provided for herein. In addition, Licensee hereby appoints Licensor as Licensee's Attorney-in-Fact to take such actions and to make, sign, execute, acknowledge and deliver all such documents as may from time to time be necessary to confirm in Licensor, its successors and assigns, all rights granted herein. If any third party makes or has made any contribution to the creations of Artwork authorized for use hereunder, Licensee agrees to obtain from such party a full confirmation and assignment of rights so that the foregoing rights shall vest fully in Licensor, in the form of the Contributor's Agreement attached hereto as Exhibit 1 and by this reference made a part hereof, prior to commencing work, and subject to the prior written approval of Licensor ensuring that all rights in the Artwork and Licensed Property arise in and are assigned to Licensor. Promptly upon entering into each such Contributor's Agreement, Licensee shall give Licensor a copy of such Contributor's Agreements. Licensee assumes all responsibility for such parties and agrees that Licensee shall bear any and all risks arising out of or relating to the performance of services by

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

               them and to the fulfillment of their obligations under the Contributor's Agreement.

               Upon expiration or termination of this Agreement for any reason, or upon demand by Licensor at any time, Licensee shall promptly deliver to Licensor all Artwork or Licensed Property, whether finished or not, including drawings, drafts, sketches, illustrations, screens, data, digital files and information, copies or other items, information or things created in the course of preparing the Licensed Property and all materials provided to Licensee by Licensor hereunder, or, at Licensor's option and instruction shall destroy some or all of the foregoing and shall confirm to Licensor in writing that Licensee has done so. Licensee shall not sue such Artwork or Licensed Property, items, information or things, or materials, for any purpose other than as permitted under this Agreement.

         (C) Licensee shall, within thirty (30) days of receiving an invoice, pay Licensor for artwork executed for Licensee by Licensor (or by third parties under contract to Licensor) for use in the development of the Licensed Products and any related packaging, display and promotional materials at Licensor's prevailing commercial art rates. The foregoing shall include any artwork that, in Licensor's opinion, is necessary to modify artwork initially prepared by Licensee and submitted or approval. Estimates of artwork charges are available upon request.

         (D) Licensee shall cause to be imprinted, irremovably and legibly on each Licensed Products manufactured, distributed or sold under this Agreement, and all advertising, promotional, packaging and wrapping material wherein the Licensed Property appears, the following copyright and/or trademark notice(s) (or such other notice as may be approved by Licensor):

               LOONEY TUNES, CHARACTERS, NAMES, AND ALL RELATED INDICIA ARE TRADEMARKS OF WARNER BROS. (C) 20____.

               (The year date shall be as instructed by Licensor)

         (E) In no event shall Licensee use, in respect to the Licensed Products and/or in relation to any advertising, promotional, packaging or wrapping material, any copyright or trademark notices which shall conflict with, be confusing with, or negate, any notices required hereunder by Licensor in respect to the Licensed Property.

         (F) Licensee agrees to deliver to Licensor free of cost six (6) of each of the Licensed Products together with their packaging and wrapping

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

               material for trademark registration purposes in compliance with applicable laws, simultaneously upon distribution to the public. Any copyrights or trademarks with respect to the Licensed Products shall be procured by and for the benefit of Licensor and at Licensor's expense. Licensee further agrees to provide Licensor with the date of the first use of the Licensed Products in interstate and intrastate commerce.

         (G) Licensee shall assist Licensor, at Licensor's expense, in the procurement, protection, and maintenance of Licensor's rights to the Licensed Property. Licensor may, in its sole discretion, commence or prosecute and effect the disposition of any claims or suits relative to the imitation, infringement and/or unauthorized use of the Licensed Property either in its own name, or in the name of Licensee, or join Licensee as a party in the prosecution of such claims or suits. Licensee agrees to cooperate fully with Licensor in connection with any such claims or suits and undertakes to furnish full assistance to Licensor in the conduct of all proceedings in regard thereto. Licensee shall promptly notify Licensor in writing of any infringements or imitations or unauthorized uses by others of the Licensed Property, on or in relation to products identical to, similar to, or related to the Licensed Products. Licensor shall in its sole discretion have the right to settle or effect compromises in respect thereof. Licensee shall not institute any suit or take any action on account of such infringements, imitations or unauthorized uses.

         (H) Licensee acknowledges receipt of Licensor's Style Guide and undertakes to utilize the depictions of the Licensed Property (and, if authorized by Licensor, any emblems and/or devices associated therewith) in the form as set forth therein on all Licensed Products as well as advertising, promotional, packaging or wrapping materials, In the event that Licensee desires to utilize renditions which vary from those as set forth in the Style Guide, Licensee shall make a request to Licensor in that connection, and if the request is approved, Licensor shall prepare appropriate artwork and deliver same to Licensee. Licensee shall utilize such artwork solely in the form furnished by Licensor, and shall pay a reasonable fee to Licensor in respect thereof not later than one month after delivery thereof by Licensor to Licensee, and such fee shall be additional to and not offset by any Guaranteed Consideration referred to in Paragraph 1 (b) hereinabove.

         (I) If Licensee is unable or unwilling to use artwork from the Licensor's Style Guide and if Licensor is unable or unwilling to provide Licensee with artwork as described in subparagraph (h) above and if Licensor expressly consents in writing, which consent shall not be unreasonably

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

               withheld, but may be subject to such conditions as Licensor may elect in its sole discretion, then and only then may the Licensee create or procure the creation of artwork. In any event, Licensee shall assign or procure the assignment in writing of all rights, copyright and otherwise, in and to any artwork or to other material referring to, pertaining, or otherwise relating to the Licensed Property, including any and all newly created characters, ideas, stories, scenes and scenarios which may be marketed in connection with the Licensed Property and the Licensed Products, and it is intended that this provision shall take effect as an assignment of prospective copyrights in works yet to be created by or for Licensee referring to, displaying or otherwise relating to the Licensed Property. The Licensee further undertakes to take all and any steps necessary for the recordal or registration of the assignment(s) referred to hereinabove.

9.       APPROVALS AND QUALITY CONTROLS:

         (A) Licensee agrees to strictly comply and maintain compliance with the quality standards, specifications and rights of approval of Licensor in respect to any and all usage of the Licensed Property on or in relation to the Licensed Products throughout the Term of the Agreement and any renewals or extensions thereof (if applicable). Licensee agrees to furnish to Licensor free of cost for its written approval as to quality and style, samples of each of the Licensed Products, together with their packaging, hangtags, and wrapping material, as follows in the successive stages indicated: (I) rough sketches/layout concepts; (ii) finished artwork or final proofs; (iii) pre-production samples or strike-offs; and (iv) finished products, including packaged samples.

         (B) No Licensed Products and no material utilizing the Licensed Property shall be manufactured, sold, distributed or promoted by Licensee without prior written approval. Licensee may, subject to Licensor's prior written approval, use textual and/or pictorial matter pertaining to the Licensed Property on such promotional, display and advertising material as may, in its reasonable judgment, promote the sale of the Licensed Products. All advertising and promotional material relating to the Licensed Products must be submitted to the Licensor for its written approval at the following stages appropriate to the medium used:
               (I) rough concepts; (ii) layout, storyboard, script; and (iii) finished materials.

         (C) Approval or disapproval shall lie in Licensor's sole discretion. Any Licensed Products not so approved in writing shall be deemed unlicensed and shall not be manufactured or sold. If any unapproved Licensed Products are being sold, Licensor may, together with other

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

               remedies available to it including, but not limited to, immediate termination of this Agreement, require such Licensed Products to be immediately withdrawn from the market and to be destroyed, such destruction to be attested to in a certificate signed by an officer of Licensee.

         (D) Any modification of a Licensed Product must be submitted in advance for Licensor's written approval as if it were a new Licensed Product. Approval of a Licensed Product which uses particular artwork does not imply approval of such artwork for use with a different Licensed Product.

         (E) Licensed Products must conform in all material respects to the final production samples approved by Licensor. If in Licensor's reasonable judgement, the quality of a Licensed Product originally approved has deteriorated in later production runs, or if a Licensed Product has otherwise been altered, Licensor may, in addition to other remedies available to it, require that such Licensed Product be immediately withdrawn from the market.

         (F) Licensee shall permit Licensor to inspect Licensee's manufacturing operations, testing and payroll records (including those operations and records of any supplier or manufacturer approved pursuant to Paragraph 10 (b) below) with respect to the Licensed Products.

         (G) If any changes or modifications are required to be made to any material submitted to Licensor for is written approval in order to ensure compliance with Licensor's specifications or standards of quality, Licensee agrees promptly to make such changes or modifications.

         (H) Subsequent to final approval, no fewer than twelve (12) production samples of Licensed Products will be sent to Licensor to ensure quality control simultaneously upon distribution to the public. In addition, Licensee shall provide Licensor with six (6) catalogs which display all of Licensee's products, not just the Licensed Products. Further, Licensor shall have the right to purchase any and all Licensed Products in any quantity at the maximum discount price Licensee charges its best customer.

         (I) To avoid confusion of the public, Licensee agrees not to associate other characters or properties with the Licensed Property on the Licensed Products or in any packaging, promotional or display materials unless Licensee receives Licensor's prior written approval. Furthermore, Licensee agrees not to use the Licensed Property (or any

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

               component thereof) on any business sign, business cards, stationery or forms, nor as part of the name of Licensee's business or any division thereof.

         (J) Licensee shall use its best efforts to notify its customers of the requirement that Licensor has the right to approve all promotional, display and advertising material pursuant to this Agreement.

         (K) It is understood and agreed that any animation used in electronic media, including but not limited to animation for television commercials and character voices for radio commercials, shall be produced by Warner Bros. Animation pursuant to a separate agreement between Licensee and Warner Bros. Animation, subject to Warner Bros. Animation's customary rates. It is understood and agreed that, in the event Licensee utilizes the services of WB Toys, Licensee shall reimburse WB Toys for all costs and expenses at WB Toy's customary rates. Any payment made to Warner Bros. Animation and/or WB Toys for such animation and/or services shall be in addition to and shall not offset the Guaranteed Consideration set forth in Paragraph 1 (b).

         (L) Licensor's approval of Licensed Products (including without limitation, the Licensed Products themselves as well as promotional, display, and advertising materials) shall in no way constitute or be construed as an approval by Licensor of Licensee's use of any trademark, copyright and/or other proprietary materials, not owned by Licensor.

10.      DISTRIBUTION; SUB-LICENSE MANUFACTURE:

         (A) Within the Channels of Distribution set forth in Paragraph 1 (a) hereof, Licensee shall sell the Licensed Products to wholesalers, distributors, or retailers for sale or resale and distribution directly to the public. If Licensee sells or distributes the Licensed Products at a special price, directly or indirectly, to itself, including without limitation, any subsidiary of Licensee or to any other person, firm, or corporation affiliated with Licensee or its officers, directors, or major stockholders, for ultimate sale to unrelated third parties, Licensee shall pay royalties with respect to such sales or distribution, based upon the price generally charged the trade by Licensee.

         (B) Licensee shall not be entitled to sub-license any of its rights under this Agreement. In the event Licensee is not the manufacturer of the Licensed Products, Licensee shall, subject to the prior written approval of Licensor, which approval shall not be unreasonably withheld, be

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

               entitled to utilize a third party manufacturer in connection with the manufacture and production of the Licensed Products, provided that such manufacturer shall execute a letter in the form of Exhibit 2 attached hereto and by this reference made a part hereof. In such event, Licensee shall remain primarily obligated under all of the provisions of this Agreement and any default of this Agreement by such manufacturer shall be deemed a default by Licensee hereunder. In no event shall any such third party manufacturer agreement include the right to grant any rights to subcontractors.

         11. GOODWILL: Licensee recognizes the great value of the publicity and goodwill associated with the Licensed Property and acknowledges: (I) such goodwill is exclusively that of Licensor; and (ii) that the Licensed Property has acquired a secondary meaning as Licensor's trademarks and/or identifications in the mind of the purchasing public. Licensee further recognizes and acknowledges that a breach by Licensee of any of its covenants, agreements or undertakings hereunder will cause Licensor irreparable damage, which cannot be readily remedied in damages in an action at law, and may, in addition thereto, constitute an infringement of Licensor's copyrights, trademarks and/other proprietary rights in, and to the Licensed Property, thereby entitling Licensor to equitable remedies, and costs.

         12.   LICENSOR'S WARRANTIES AND REPRESENTATIONS:
               Licensor represents and warrants to Licensee that:

                (A) It has, and will have throughout the Term of this Agreement, the right to license the Licensed Property to Licensee in accordance with the terms and provisions of this Agreement; and

                (B) The making of this Agreement by Licensor does not violate any agreements, rights, or obligations of any person, firm or corporation.

         13. LICENSEE'S WARRANTIES AND REPRESENTATIONS: Licensee represents and warrants to Licensor that, during the Term and thereafter:

                (A) It will not attack the title of Licensor (or third parties that have granted rights to Licensor) in and to the Licensed Property or any copyright or trademarks pertaining thereto, nor will it attack the validity of the license granted hereunder;

                (B) It will not harm, misuse or bring into disrepute the
                    Licensed Property, but on the contrary, will maintain the value and reputation thereof to the best of its ability;

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

                (C) It will manufacture, sell, promote and distribute the
                    Licensed Products in an ethical manner and in accordance with the terms and intent of this Agreement, and in compliance with all applicable government regulations and industry standards;

                (D) It will not create any expenses chargeable to Licensor without the prior written approval of Licensor in each and every instance. Except as provided by the Licensor Congress Agreement, or as may have been previously granted by Licensee, pursuant to its recently completed refinancing, it will not cause or allow any liens or encumbrances to be placed against, or grant any security interest (except to Licensor as provided hereunder) in, the Licensed Property and/or Licensee's inventory, contract rights and/or accounts receivables, and/or proceeds thereof, with respect to the Licensed Products without Licensor's prior written consent;

                (E) If will protect to the best of its ability its right to manufacture, sell, promote, and distribute the Licensed Products hereunder;

                (F) It will at all times comply with all government laws and regulations, including but not limited to product safety, food, health, drug, cosmetic, sanitary or other similar laws, and all voluntary industry standards relating or pertaining to the manufacture, sale, advertising or use of the Licensed Products, and shall maintain its appropriate customary high quality standards during the Term hereof. It shall comply with any regulatory agencies which shall have jurisdiction over the Licensed Products and shall procure and maintain in force any and all permissions, certifications and /or other authorizations from governmental and/or other official authorities that may be required in response thereto. Each Licensed Product and component thereof distributed hereunder shall comply with all applicable laws, regulations and voluntary industry standards. Licensee shall follow reasonable and proper procedures for testing that all Licensed Products comply with such laws, regulations and standards. Licensee shall permit Licensor or its designees to inspect testing records and procedures with respect to the Licensed Products for compliance. Licensed Products that do not comply with all applicable laws, regulations and standards shall automatically be deemed unapproved and immediately taken off the market;

                (G) It shall, upon Licensor's request, provide credit
                    information to Licensor including, but not limited to, fiscal year-end financial statements (profit-and-loss statement and balance sheet) and operating statements;

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

                (H) It will provide Licensor with the date(s) of first use of the Licensed Products in interstate and intrastate commerce, where appropriate;

                (I) It will, pursuant to Licensor's instructions, duly take any and all necessary steps to secure execution of all necessary documentation for the recordation of itself as user of the Licensed Property in any jurisdiction where this is required or where Licensor reasonably requests that such recordation shall be effected. Licensee further agrees that it will at its own expense cooperate with Licensor in cancellation of any such recordation at the expiration of this Agreement or upon termination of Licensee's right to use the Licensed Property. Licensee hereby appoints Licensor its Attorney-in-Fact for such purpose;

                (J) It will not deliver or sell Licensed Products outside the
                    Territory or knowingly sell Licensed Products to a third party for delivery outside the Territory;

                (K) It will not use any labor that violates any local labor laws, including all wage and hour laws, laws against discrimination and that it will not use prison, slave or child labor in connection with the manufacture of the Licensed Products;

                (L) It shall not send, share with or otherwise disclose any
                    Artwork to any third party, including licensees of Licensor, but with the exception of approved third party manufacturers hereunder, without the prior written consent of Licensor;

                (M) It shall at all times comply with all manufacturing, sales, distribution, retail and marketing policies and strategies promulgated by Licensor from time-to-time; and

                (N) If requested by Licensor to do so, it will utilize specific design elements of the Licensed Property provided to Licensee by Licensor on hangtags, labels, and other materials.

         14.    TERMINATION BY LICENSOR:

                (A) Licensor shall have the right to terminate this Agreement without prejudice to any rights which it may have, whether pursuant to the provisions of this Agreement, or otherwise in law, or in equity, or otherwise, upon the occurrence of any one or more of the following events (herein called "defaults"):

                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

                I. Licensee defaults in the performance of any of its obligations provided for in this Agreement; or

                II. Licensee shall have failed to deliver to Licensor or to maintain in full force and effect the insurance referred to in Paragraph 7 (c ) hereof; or

               III. Licensee shall fail to make any payments due hereunder on the date due; or

                IV. Licensee shall fail to deliver any of the statements
                    required herein or to give access to the premises and/or license records pursuant to the provisions hereof to Licensor's authorized representatives for the purposes permitted hereunder; or

                V. Licensee shall fail to comply with any laws, regulations or voluntary industry standards as provided in Paragraph 13
                    (f), or if any governmental agency or other body, office or official vested with appropriate authority finds that the Licensed Products are harmful or defective in any way, manner or form, or are being manufactured, sold or distributed in contravention of applicable laws, regulations or standards, or in a manner likely to cause harm; or

                VI. Subject to the conditions of the Licensor Congress
                    Agreement, Licensee shall be unable to pay its debts when due, or shall make any assignment for the benefit of creditors, or shall file any petition under the bankruptcy or insolvency laws of any jurisdiction, county or place, or shall have or suffer a receiver or trustee to be appointed for its business or property, or be adjudicated a bankrupt or an insolvent; or

               VII. Licensee does not commence in good faith to manufacture, distribute and sell each of the Licensed Products and utilize each character set forth in the Licensed Property ("Character") throughout the Territory on or before the Marketing Date and thereafter fails to diligently and continuously manufacture, distribute and sell each of the Licensed Products and utilize each Character throughout the Territory. Such default and Licensor's resultant right of termination (or recapture) shall only apply to the specific Character(s) and/or the specific Licensed Products, which or wherein Licensee fails to meet said Marketing Date requirement; or

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

              VIII. Licensee shall manufacture, sell or distribute, whichever first occurs, any of the Licensed Products without the prior written approval of Licensor as provided in Paragraph 9 hereof, or

                IX. Licensee undergoes a substantial change of management or control; or

                 X. Licensee uses artwork which has not been approved by
                    Licensor in compliance with the provisions of Paragraph 8
                    (h) or (I ) hereof; or

                XI. A manufacturer approved pursuant to Paragraph 10 (b) hereof shall sell Licensed Products to parties other than Licensee or engage in conduct, which conduct if engaged in by Licensee would entitle Licensor to terminate this Agreement; or

               XII. Licensee delivers or sells Licensed Products outside the
                    Territory of knowingly sells Licensed Products to a third party who Licensee knows intends to, or who Licensee reasonably should suspect intends to, sell or deliver such Licensed Products outside the Territory; or

              XIII. License uses any labor that violates any local labor laws and/or it uses prison, slave or child labor in connection with the manufacture of the Licensed Products; or

               XIV. Licensee has made a material misrepresentation or has omitted to state a material fact necessary to make the statements not misleading; or

                XV. Licensee shall breach any other agreement in effect between
                    Licensee on the one hand and Licensor on the other.

         (B) In the event any of these defaults occur, Licensor shall give notice of termination in writing to Licensee in the manner prescribed in Paragraph 16 below. Licensee shall have ten (10) days from the date of giving notice in which to correct any of these defaults (except subdivisions (vii), (viii), (x), and (xii) above which are not curable), and failing such, this Agreement shall thereupon immediately terminate , and any and all payments then or later due from Licensee hereunder (including Guaranteed Consideration) shall then be promptly due and payable in full and no portion of those prior payments shall be repayable to Licensee.

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

         15. FINAL STATEMENT UPON TERMINATION OR EXPIRATION: Licensee shall deliver, as soon as practicable, but not later than thirty (30) days following expiration or termination of this Agreement, a statement indicating the number and description of Licensed Products on hand together with a description of all advertising and promotional materials relating thereto. Following expiration or termination of the Agreement, Licensee shall immediately cease any and all manufacturing of the Licensed Product. However, if Licensee has complied with all the terms of the Agreement, including, but not limited to, complete and timely payment of the Guaranteed Consideration and Royalty Payments, then Licensee may continue to distribute and sell its remaining inventory for a period not to exceed sixty (60) days following such termination or expiration (the "Sell-Off Period"), subject to payment of applicable royalties thereto. In no event, however, may Licensee distribute and sell during the Sell-Off Period an amount of Licensed Products that exceeds the average amount of Licensed Products sold during any consecutive sixty
                (60) day period during the Term. In the event this Agreement is terminated by Licensor for any reason under this Agreement, Licensee shall be deemed to have forfeited its Sell-Off Period. If Licensee has any remaining inventory of the Licensed Products following the Sell-Off Period, Licensee shall, at Licensor's option, make available such inventory to Licensor for purchase at or below cost, deliver up to Licensor for destruction said remaining inventory or furnish to Licensor an affidavit attesting to the destruction of said remaining inventory. Licensee shall, at Licensor's options, deliver to Licensor at no charge all tooling, tooling aids and other Artwork related to the Licensed Products, deliver up to Licensor for destruction said tooling, tooling aids and other Artwork or furnish to Licensor an affidavit attesting to the destruction of said tooling, tooling aids and other Artwork. Licensor shall have the right to conduct a physical inventory in order to ascertain or verify such inventory and/or statement. In the event that Licensee refuses to permit Licensor to conduct such physical inventory, Licensee shall forfeit its rights to the Sell-Off Period hereunder or any other rights to dispose of such inventory. In addition to the forfeiture, Licensor shall have recourse to all other legal remedies available to it.

         16. NOTICES: Except as otherwise specifically provided herein, all notices which either party hereto are required or may desire to give to the other shall be given by addressing the same to the other at the address set forth above, or at such other address as may be designated in writing by any such party in a notice to the other given in the manner prescribed in this paragraph. All such notices shall be sufficiently given when the same shall be deposited so addressed, postage prepaid, in the United States mail and/or when the same shall have been delivered, so addressed, by facsimile or by overnight delivery service, and the date of transmission by

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                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

                facsimile, receipt of overnight delivery service or two business days after mailing shall for the purposes of this Agreement be deemed the date of the giving of such notice.

         17. NO PARTNERSHIP, ETC.: This Agreement does not constitute and shall not be construed as constitution of a partnership or joint venture between Licensor and Licensee. Neither party shall have any right to obligate or bind the other party in any manner whatsoever, and nothing herein contained shall give, or is intended to give, any rights of any kind to any third persons.

         18. NO SUBLICENSING/NON-ASSIGNABILITY: This Agreement shall bind and inure to the benefit of Licensor, its successors and assigns. This Agreement is personal to Licensee. Licensee shall not sublicense, franchise or delegate to third parties its rights hereunder (except as set forth in Paragraph 10 (b) hereof). Neither this Agreement nor any of the rights of Licensee hereunder shall be sold, transferred or assigned by Licensee and no rights hereunder shall devolve by operation of law or otherwise upon any receiver, liquidator, trustee or other party.

         19.    BANKRUPTCY RELATED PROVISIONS:

                (A) The parties hereby agree and intend that this Agreement is an executory contract governed by Section 365 of the Bankruptcy Code.

                (B) In the event of Licensee's bankruptcy, the parties intend that any royalties payable under this Agreement during the bankruptcy period be deemed administrative claims under the Bankruptcy Code because the parties recognize and agree that the bankruptcy estate's enjoyment of this Agreement will (I) provide a material benefit to the bankruptcy estate during its reorganization and (ii) deny Licensor the benefit of the exploitation of the rights through alternate means during the bankruptcy reorganization.

                (C) The parties acknowledge and agree that any delay in the decision of the trustee of the bankruptcy estate to assume or reject the Agreement (the "Decision Period") materially harms Licensor by interfering with Licensor's ability to alternatively exploit the rights granted under this Agreement during a Decision Period of uncertain duration. The parties recognize that arranging appropriate alternative exploitation would be a time consuming and expensive process and that it is unreasonable for Licensor to endure a Decision Period of extended uncertainty. Therefore, the parties agree that the Decision Period shall not exceed sixty (60) days.

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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

                (D) Licensor, in its interest to safeguard its valuable
                    interests (including, without limitation, its intellectual property rights in the Licensed Property), has relied on the particular skill and knowledge base of Licensee. Therefore, the parties acknowledge and agree that in a bankruptcy context this Agreement is a license of the type described by
                    Section 365 (c ) (1) of the Bankruptcy Code and my not be assigned without the prior written consent of the Licensor.

         20. CONSTRUCTION: This Agreement shall be construed in accordance with the laws of the State of California of the United States of America without regard to its conflicts of laws provisions.

         21. WAIVER, MODIFICATION, ETC.: No waiver, modification or cancellation of any term or condition of this Agreement shall be effective unless executed in writing by the party charged therewith. No written waiver shall excuse the performance of any acts other than those specifically referred to therein. The fact that the Licensor has not previously insisted upon Licensee expressly complying with any provision of this Agreement shall not be deemed to be a waiver of Licensor's future right to require compliance in respect thereof and Licensee specifically acknowledges and agrees that the prior forbearance in respect of any act, term or condition shall not prevent Licensor from subsequently requiring full and complete compliance thereafter. If any term or provision of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction or any other authority vested with jurisdiction, such holding shall not affect the validity of enforceability of any other term or provision hereto and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein. Headings of paragraphs herein are for convenience only and are without substantive significance.

         22. CONFIDENTIALITY: The Artwork and the materials and information supplied to Licensee hereunder constitute, relate to, contain and form a part of confidential and proprietary information of Licensor, including, but not limited to , Style Guides, design elements, characters profiles, unpublished copyrighted material, release dates, marketing and promotional strategies, information about new products, properties and characters, the terms and conditions of this Agreement, and other information which is proprietary in nature or is a trade secret (collectively, the "Proprietary Information"). Licensee acknowledges and agrees that the Proprietary Information is highly confidential and that disclosure of the Proprietary Information will result in serious harm to Licensor. Among other damage, unauthorized disclosure of the Proprietary Information will (I) damage Licensor's carefully planned marketing

                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

                strategies, (ii) reduce interest in the Licensed Property, ii) make unique or novel elements of the Licensed Property susceptible to imitation or copying by competitors, infringers third parties prior to Licensor's release of the information or materials, (iv) damage Licensor's proprietary protection in undisclosed or unpublished information or materials, and (v) provide unauthorized third parties with materials capable of being used to create counterfeit and authorized merchandise, audio-visual products or other products, all of which will seriously damage Licensor's rights and business. Except as expressly approved in writing by licensor, Licensee shall not reproduce or use the Proprietary Information and shall not discuss, distribute, disseminate or otherwise disclose the Proprietary Information or the substance of contents thereof, in whole or in part, in its original form or in any other form, with or to any other person or entity other than Licensee's employees and third parties who have executed a Contributor's Agreement (as provided in Paragraph 8 (b)) or third party manufacturer's agreement (as provided in paragraph 10 (b)) and been approved Licensor as provided hereunder, and such employees and third parties shall be given access to the Proprietary Information only on a "need-to-know" basis.

         23. ENTIRE AGREEMENT: This Agreement constitutes the entire Agreement between the parties concerning the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, expressed, implied or statutory, between the parties other than as expressly set forth in this Agreement.

         24. OTHER AGREEMENTS: Licensor hereby consents to the inclusion of this contract #12174-WBLT on that Schedule A to the Licensor Congress Agreement, and agrees to execute a copy of it including this Agreement as subject to it.

         25. ACCEPTANCE BY LICENSOR: This instrument, when signed by Licensee, shall be deemed an application for license and not a binding agreement unless and until accepted by Warner Bros. Consumer Products by signature of a duly authorized officer and the delivery of such a signed copy to Licensee. The receipt and/or deposit by Warner Bros. Consumer Products of any check or other consideration given by Licensee and/or delivery of any material by Warner Bros. Consumer Products to Licensee shall not be deemed an acceptance by Warner Bros. Consumer Products of this application. The foregoing shall apply to any documents relating to renewals or modifications hereof. The deposit by Licensor of Licensee's $150,000 advance payment together with Licensee's executed copy of this Agreement shall be an acceptance by Warner Bros. Consumer Products of the Agreement, notwithstanding provision to the contrary.

                                       28
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                                          -----------------------------------
                                               CONFIDENTIAL TREATMENT
                                                    REQUESTED BY
                                          PLAY BY PLAY TOYS & NOVELTIES, INC.
                                          -----------------------------------

      This Agreement shall be of no force or effect unless and until it is signed by all of the parties listed below:

AGREED AND ACCEPTED:                      AGREED AND ACCEPTED:

LICENSOR:                                 LICENSEE:

WARNER BROS. CONSUMER                     PLAY-BY-PLAY TOYS
PRODUCTS, A Division of Time              & NOVELTIES
Warner Entertainment Company, L.P.
on Behalf of itself and as Agent for
Warner Bros., A Division of Time
Warner Entertainment Company, L.P.

By:_________________________________      By:___________________________
   Gary R. Simon
   Vice President & General Counsel

Date:_______________________________      Date:_________________________

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